As filed with the Securities and Exchange Commission on January 18, 2000

                                                  Registration Nos.:  333-26223
                                                                       811-8199

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 7

                                      and

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 9

                          MONUMENT SERIES FUND, INC.
              (Exact Name of Registrant as Specified in Charter)
           7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814
                   (address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 301-215-7550

          DAVID A. KUGLER                     BETH ANN ROTH
             President                     Beth-ann Roth, P.C.
  The Monument Funds Group, Inc.         9204 Saint Marks Place
  7920 Norfolk Avenue, Suite 500         Fairfax, Virginia 22031
     Bethesda, Maryland 20814

                   (Name and Address of Agents for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. It is proposed that this filing will become effective: (check appropriate box)

________ on _____  pursuant  to  paragraph  (a)(1) of Rule 485
____X___ 60 days after filing  pursuant to paragraph  (a)(1) of Rule 485*
________ 75 days after filing  pursuant to  paragraph  (a)(2) of Rule 485
________ on _____ days after filing pursuant to paragraph (a)(2) of Rule 485
________ immediately upon filing pursuant to paragraph (b) of Rule 485
________ on _____  pursuant to (b) of Rule485

*Acceleration requested to January 25, 2000.

12

                 [MONUMENT FUNDS GROUP, INC. LOGO]

                    MONUMENT SERIES FUND, INC.


                             MONUMENT INTERNET FUND
                         MONUMENT MEDICAL SCIENCES FUND
                        MONUMENT TELECOMMUNICATIONS FUND



    PROSPECTUS                 DATED October 1, 1999,  revised as of January 25,
                               2000.

This Prospectus describes the Monument Internet Fund, Monument Medical Sciences Fund and the Monument Telecommunications Fund (each, a "Fund"; collectively, the "Funds"). Each Fund represents a separate series of common stock of the Monument Series Fund, Inc. (the "Company"). Each series offers three classes of shares:
Class A Shares with a front-end sales charge, Class B Shares subject to a contingent deferred sales charge, and Class Y Shares for certain institutional investors. Class A Shares and Class B Shares are offered by this prospectus. Class Y Shares are offered pursuant to a separate prospectus, which may be obtained by contacting Monument Series Fund, Inc. (See "Buying Fund Shares.")

MONUMENT INTERNET FUND seeks to maximize long-term appreciation of capital by investing primarily in a non-diversified portfolio of Internet company equity securities.


MONUMENT MEDICAL SCIENCES FUND seeks to maximize long-term appreciation of capital by investing primarily in a non-diversified portfolio of equity securities of medical sciences companies.


MONUMENT TELECOMMUNICATIONS FUND seeks to maximize long-term appreciation of capital by investing primarily in a non-diversified portfolio of equity securities of telecommunications companies.


   The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS

DESCRIPTION             PAGE
-------------------------------------------------------------------------------

The Funds
Investment Objectives
Principal  Investment  Strategies
Temporary  Defensive  Positions
Specific Risk Considerations
General  Risk  Considerations
Table  of Fees and  Expenses
The Company
Shareholder  Information
Buying Fund Shares
Distribution  Arrangements
Redeeming Fund Shares
Exchanging Fund Shares
Dividends and  Distributions
Tax Considerations
Services  To Help You  Manage  Your  Account
Proper  Form
Share Certificates
Retirement Plan Accounts
Financial Highlights Information
  Monument Medical Sciences Fund (formerly Monument Washington Regional Growth Fund)
  Monument Telecommunications Fund (formerly Monument Washington
Aggressive Growth  Fund)

                                    THE FUNDS

The following discussion describes the investment objectives, principal strategies and risks of each Fund. Investment objectives are fundamental policies and cannot be changed without the approval of a majority of the relevant Fund's outstanding shares. As with any mutual fund, there can be no guarantee that investment objectives will be met.

                              INVESTMENT OBJECTIVES

MONUMENT INTERNET FUND. The Internet Fund's investment objective is to maximize long-term appreciation of capital.

MONUMENT MEDICAL  SCIENCES FUND (formerly  Monument  Washington  Regional Growth
Fund). The Medical Sciences Fund's investment objective is to maximize long-term appreciation of capital.

MONUMENT TELECOMMUNICATIONS FUND (formerly Monument Washington Aggressive Growth
Fund). The Telecommunications Fund's investment objective is to maximize long-term appreciation of capital.

                         PRINCIPAL INVESTMENT STRATEGIES

INTERNET FUND. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in equity securities of companies principally engaged in Internet or Internet-related businesses. A company is considered principally engaged in an Internet, Intranet or Internet-related business if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacture, or distribution of products, processes or services for use with Internet or Intranet-related businesses.

The Internet is a global matrix of computers and computer networks connected by a high-speed infrastructure, which allows users to communicate quickly, and easily with each other. An Intranet is the application of Internet tools and concepts to a company's internal network. Currently, the most popular application on the Internet is the World Wide Web ("WWW"), a graphic-user-interface which allows information sharing and data transfer. Other Internet applications include e-mail, Intranet, extranet, and electronic commerce. Currently, development is occurring in such areas as infrastructure deployment, Internet access, content provision, data security, and electronic commerce.

When selecting investments for the Internet Fund, Monument Advisors, the investment advisor of each of the Funds ("Advisors") will seek to identify Internet companies that are developing new or innovative products, services, or processes that will lead to a future growth in earnings. Such companies are likely to be relatively unseasoned companies. These companies generally will have no established history of paying dividends, and any dividend income is likely to be incidental.

MEDICAL SCIENCES FUND. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in equity securities of companies principally engaged in research, development, production and distribution of medical products and services. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; and companies engaged in medical, diagnostic, biochemical and biotechnological research and development.

When selecting investments for the Fund, Advisors will seek to identify medical sciences companies that it believes are likely to benefit from new or innovative products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase. Dividend income, if any, is likely to be incidental.

TELECOMMUNICATIONS FUND. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in equity securities of companies engaged in virtually all aspects of communications services and technologies. These companies may provide network systems and equipment; serve as public and private carriers, whether land-based, wireless or satellite, or provide or distribute value-added services or products.

When selecting investments for the Telecommunications Fund, Advisors will seek to identify telecommunication companies that it believes are developing new or innovative products, services, or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history or revenue or earnings at the time of purchase. Dividend income, if any, is likely to be incidental.

                          TEMPORARY DEFENSIVE POSITIONS

For temporary defensive purposes, each Fund may make investments that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If that occurs, the Fund may not achieve its investment objective. The Funds may also engage in transactions that are not part of their principal investment strategies, such as trading in derivatives, including options, and lending portfolio securities. These strategies are discussed in the SAI.


                          SPECIFIC RISK CONSIDERATIONS

INTERNET FUND. The Internet Fund invests primarily in companies engaged in Internet and Intranet-related activities. The value of this type of company is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. Therefore, the Internet Fund may experience greater volatility than funds not subject to these types of risks. The Internet Fund is non-diversified, and may also invest in small companies and technology and research companies, the risks of which are described below under "General Risk Considerations."

MEDICAL SCIENCES FUND. The economic prospects of health sciences companies can dramatically fluctuate due to changes in the regulatory and competitive environment in which these companies operate. A substantial portion of health services and research is funded or subsidized by the government, and so changes in government policy at the federal or state level may affect the demand for health care products or services, and the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new drugs and certain medical devices may be introduced. Medical sciences companies face lawsuits related to product liability and other issues. Also, many products and services provided by medical science companies require substantial capital investment and are subject to rapid obsolescence. The Medical Sciences Fund is non-diversified, and may also invest in small companies and technology and research companies, the risks of which are described below under "General Risk considerations."

TELECOMMUNICATIONS FUND. The economic prospects of telecommunications companies can dramatically fluctuate due to regulatory and competitive environment changes around the world. Most products or services provided by telecommunications companies require substantial investment and are subject to competitive obsolescence. Telecommunications companies are particularly subject to political and currency risks. The Telecommunications Fund is nondiversified, and may also invest in small companies, the risks of which are described below under "General Risk Considerations".

                           GENERAL RISK CONSIDERATIONS

SMALL COMPANIES. Each of the Funds may invest in companies with small market capitalization (i.e., less than $500 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of Internet, Medical Sciences, and Telecommunications Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

TECHNOLOGY AND RESEARCH COMPANIES. Consistent with its investment objective, each of the Funds expects to invest a portion of its assets in securities of companies involved in biological technologies, computing technologies, or communication technologies (collectively, "technology sectors"), and companies related to these industries. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis. The technology sectors historically have been volatile and securities of companies in these sectors may be subject to abrupt or erratic price movements. Advisors will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies. In addition, because these companies compete globally, the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies on such companies' businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.

NONDIVERSIFICATION; INDUSTRY CONCENTRATION. The Funds are nondiversified under the Investment Company Act of 1940 ("1940 Act"), which means that there is no restriction under the 1940 Act on how much these Funds may invest in the securities of any one issuer. In addition, each Fund may invest more than 25% of its assets in what may be considered a single industry sector. Accordingly, each Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Nonprincipal Investment Strategies. Investments in derivatives, such as options, can significantly increase a Fund's exposure to market risk or credit risk of the counterparty, as well as improper valuation and imperfect correlation. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.


                           TABLE OF FEES AND EXPENSES

The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Funds.

Shareholder Fees (fees paid directly from your investment)

                                               Class A      Class B


Maximum Sales Charge (Load)1                        5.75%    None

Maximum Deferred Sales Charge (Load)                None     5.00%2

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions                         None     5.00%2

Redemption Fees                                     None      None

Exchange Fees                                       None      None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets as a percentage of average net assets)


                Internet Fund   Medical Sciences Fund     Telecommunication Fund

                Class A  Class B     Class A  Class B        Class A    Class B


Advisory Fee    1.00%   1.00%         1.00%   1.00%             1.00%      1.00%
Distribution
(12b-1) Fees    0.50%   1.00%         0.50%   1.00%             0.50%      1.00%
Other Expenses  1.34%   0.40%         15.31  15.43%            35.65%     35.15%
Total Annual
Fund Operating
Expenses        2.84%   2.40%         16.81%  17.43%            37.15%    37.15%
Fee Waiver
and/or
Expense
Reimbursements  ---      ---          14.91%  15.03%            35.25%    34.75
Net Expenses    2.84%   2.40%          1.90%   2.40%             1.90%     2.40%

1 As a percentage of offering price. Reduced rates apply to purchase payments over $50,000. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

2 A 5.00% deferred sales charge (as a percentage of the original purchase price or redemption price, whichever is lower) will apply to any redemptions made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge is eliminated after the sixth year.

   The Company has approved a Plan of Distribution Pursuant to Rule 12b-1 of the 1940 Act, providing for the payment of distribution fees to Monument Distributors, Inc., the principal underwriter for each Fund ("12b-1 Plan). Class A Shares pay a maximum distribution fee of 0.50% of average daily net assets, and Class B Shares pay a maximum distribution fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class B Shares may cause long-term investors may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

   With respect to the Medical Sciences and Telecommunications Funds, the Advisor has contractually agreed to waive its fees and pay expenses to the extent necessary to cap Class A Share total operating expenses at 1.90%, and Class B Share total operating expenses at 2.40% of the Fund's average daily net assets until May 1, 2001.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds with similar investment objectives. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the operating expenses of the relevant class remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:


           Internet Fund     Medical Sciences Fund      Telecommunications Fund

           Class A Class B      Class A  Class B          Class A Class B
1 Year     $  846   $  743      $  757   $  743           $  757   $ 743
3 Years     1,404    1,048       3,021    2,882            4,954   4,875
5 Years     1,988    1,481       5,493    5,446            8,004   7,958
10 Years    3,559    2,736       9,529    9,609           10,233  10,246

   With respect to Class A Shares, the above examples assume payment ofthe maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary. With respect to Class B Shares, the above examples assume payment of the deferred sales charge applicable at the time of redemption. The ten-year figure takes into account the shares' conversion to Class A Shares after eight years. For time periods during which the contractual agreement to waive or reimburse fees is in place, your actual expenses may be lower.

*The Medical Sciences Fund and Telecommunications Fund costs shown for the first year reflect the cap imposed by the expense limitation agreement.

Should the advisor continue this contractual agreement for the periods shown below, your cost would be:

                          Medical Sciences Fund    Telecommunications Fund
                          Class A    Class B         Class A     Class B

3 Years                   $1,138    $1,048           $1,138    $1,048
5 Years                    1,542     1,481            1,542     1,481
10 Years                   2,669     2,736            2,669     2,736


                                   THE COMPANY

THE COMPANY. Monument Series Fund, Inc. is a Maryland corporation that was organized on April 7, 1997. It is registered with the SEC as an open-end management investment company.

THE ADVISOR. Monument Advisors, Ltd. ("Monument Advisors" or "Advisors") serves as each Fund's investment advisor and provides overall management of the Company's business affairs. See "Investment Advisory and Other Services" in the Statement of Additional Information ("SAI").

Monument Advisors, located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally-owned and controlled by David A. Kugler, President and a director of both Advisors and the Company. Monument Advisors also manages the portfolio investments of qualified individuals, retirement plans, and trusts. As of December 31, 1999, Advisors managed or supervised in excess of $190 million in assets.

In the interest of limiting expenses of the Medical Sciences and Telecommunications Funds, Monument Advisors has entered into an expense limitation agreement with the Company. Pursuant to the agreement, Monument Advisors has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses for Class A and B shares of the Funds covered by the agreement are limited to 1.90% and 2.40%, respectively. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

PORTFOLIO MANAGERS. Alexander C. Cheung, CFA, serves as the portfoliomanager for the Internet and Medical Sciences Fund. Mr. Cheung has nine yearsof investment management experience and has been employed by Advisors since August, 1997. Previously, Mr. Cheung served as Managing Director of Lion Rock Capital Management, Inc., and as a portfolio manager at Anchor Asset Management, Inc. Before joining Anchor Asset Management, Inc., Mr. Cheung worked as an investment counselor at W.H. Newbold's Sons & Co.

J. Michael Gallipo, CFA, serves as the portfolio manager of the Telecommunications Fund. Mr. Gallipo has over four years of investment experience and joined Advisors in August 1999. Prior to joining Advisors, Mr. Gallipo was an investment analyst at Van Eck Associates Corp. Mr. Gallipo also served previously as a compliance analyst for Van Eck and as a legal assistant for Brown & Wood, LLP.

                             SHAREHOLDER INFORMATION

PRINCIPAL UNDERWRITER.  Monument  Distributors,  located at 7920 Norfolk Avenue,
Suite 500, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc. and an affiliate of Monument Advisors, and serves as the principal underwriter of each Fund. David A. Kugler and Peter L. Smith are affiliates of the Company and Monument Distributors. Mr. Smith serves as Vice President and Assistant Secretary of the Company.

                               BUYING FUND SHARES

SHARE CLASS ALTERNATIVES. The Fund offers investors three different classes of shares. Class A Shares and Class B Shares are offered by this Prospectus. Class Y Shares are offered by a separate Prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial advisor to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."


      Class A Shares. If you choose to purchase Class A Shares you will pay an initial sales charge, which will be deducted from the amount you invest.

      Class B Shares.   If you choose to purchase Class B Shares
              you will not pay a sales charge at the time of purchase. However, if you sell your shares within six years of purchasing them, you will pay a maximum of 5.00% of the redemption price as a contingent deferred sales charge ("CDSC") according to the schedule that appears below under "Distribution Arrangements." Class B Shares automatically convert to Class A Shares eight years after purchase. For additional information about Class B Share conversions, see "Conversion of Class B Shares" in the SAI.


SHARE TRANSACTIONS. You may purchase and redeem Fund shares, or exchange sharesof one Fund for those of another, by contacting any broker authorized by thedistributor to sell shares of the Company or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, VA 23229 or by telephoning 1-888-420-9950. A sales charge may apply to your purchase. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

MINIMUM  INVESTMENTS.  The following table provides you with  information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."


                                    Class A              Class B

Minimum Initial Investment           $1,000              $1,000

Minimum Subsequent Investment        $ 250*              $  250*

Initial Sales Charge                Maximum 5.75%,       None
                                    with options
                                    for a reduction
                                    or waiver

CDSC                                None                 Maximum 5.00%
                                                         declines over
                                                         six years

Distribution Fee                    Maximum 0.50%        Maximum 1.00%
                                    of Funds net         of Funds net
                                    daily assets         daily assets

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

BY MAIL. You may buy shares of each Fund by sending a completed applicationalong with a check drawn on a U.S. bank in U.S. funds, to "Monument Series Fund," c/o Fund Services, Inc., at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. Fund Services, Inc. is the Company's transfer and dividend disbursing agent. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

BY WIRE. You may also wire payments for Fund shares to the wire bank account for the appropriate Fund. Before wiring funds, please call 1-888-420-9950 to advise the Fund of your investment and to receive further instructions.
Please remember to return your completed and signed application to Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond,
VA 23229. See "Proper Form."

PUBLIC OFFERING PRICE. When you buy shares of a Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form." The public offering price of Class A Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the respective Fund's net asset value.

WHEN SHARES ARE PRICED. Each Fund is open for business each day the New York Stock Exchange ("Exchange") is open. Each Fund determines its share price as of the close of regular trading on the Exchange, generally 4:00 p.m. EST. If you purchase your shares through a broker, the Fund will be deemed to have received your order when the order is accepted as being in proper form by the broker. However, your broker must receive your request before the close of the regular trading on the Exchange to receive that day's net asset value ("NAV").

NET ASSET VALUE. Each Fund's share price is equal to the NAV per share of the Fund. Each Fund calculates its NAV per share by valuing and totaling its assets, subtracting any liabilities, and dividing the remainder, called net assets, by the number of Fund shares outstanding. The value of each Fund's portfolio securities is generally based on market quotes if they are readily available. If they are not readily available, Advisors will determine their market value in accordance with procedures adopted by the Board. For information on how the Funds value their assets, see "Valuation of Fund Shares" in the SAI.

                            DISTRIBUTION ARRANGEMENTS

Class A Shares. Class A Shares are sold at their public offering price, which is normally the shares NAV plus an initial sales charge. However, if the cumulative dollar amount of the shares you purchase exceed a certain level, the initial sales charge may be reduced,as the chart below shows.




                                    Sales Charge         Dealer
Percentage
Less than $50,000                     5.75%              5.00%
$50,000 but less than $100,000        4.50%              3.75%
$100,000 but less than $250,000       3.50%              2.75%
$250,000 but less than $500,000       2.50%              2.00%
$500,000 but less than $1,000,000     2.00%              1.75%
$1,000,000 or more                    1.00%              1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee of 0.25%, payable quarterly.

Class B Shares. Class B Shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, you will be subject to a contingent deferred sales charge ("CDSC"). The CDSC will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The CDSC is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The CDSC is paid to the Distributor to compensate it for providing distribution-related services to the Fund in connection with the sale of Class B Shares. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

------------------------------------------------------------------------
Years after Purchase    1      2      3      4      5       6      7+
------------------------------------------------------------------------
------------------------------------------------------------------------
Charge                  5%     4%     3%     3%     2%     1%      0%
------------------------------------------------------------------------

In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered made on the first regular business day of the month in which the purchase was made. In certain instances the CDSC will not apply to redemptions. For additional information see "Waiver of Contingent Deferred Sales Charge" in the SAI.

Although purchasers of Class B Shares do not pay an initial sales charge, dealers executing these transactions receive commissions according to the schedule below. 12b-1 fees paid by Class B shareholders offset these commissions. See "TABLE OF FEES AND EXPENSES".

                          Class B Distribution Schedule

                               Dealer Percentage

Up to $250,000  . . . . . . . . . . . . . . . .   4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee of 0.25%, payable quarterly.

RULE 12-b 1 FEES. The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for Class A and Class B Shares. Pursuant to the Rule 12b-1 Plans, each Fund may finance any activity or expense that is intended primarily to result in the sale of its shares. Each Fund may pay a fee ("Rule 12b-1 fee") to Distributors, on an annualized basis of its average daily net assets, up to a maximum of 1.00% for Class B Shares expenses and 0.50% for Class A Shares expenses. Up to 0.25% of the total Rule 12b-1 fee may be used to pay for certain shareholder services provided by institutions that have agreements with the Funds' distributor to provide those services. The Company may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Company's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

RIGHT OF ACCUMULATION. After making an initial purchase in any Monument Fund series, you may reduce the sales charge applied to any subsequent, purchases. Your shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of a Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Fund shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

WAIVER OF FRONT-END SALES CHARGES. No sales charge shall apply to:

(1) reinvestment of income dividends and capital gain distributions;

(2)  exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees of the Company, Advisors, Monument Distributors, The Monument Funds Group, Inc., or The Monument Group, Inc., and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by Distributors for its own investment account for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code ("Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment advisor or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and,

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401 (a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B Shares of another Fund ("new Class B shares") on the basis of the relative net asset value per Class B Share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B Shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B Shares. For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B Shares is "tacked" onto the holding period of the new Class B Shares. For the CDSC schedule see "Distribution Arrangements" in the Prospectus.

Additional information regarding the waiver of sales charges may be obtained by calling 1-888-420-9950. All account information is subject to acceptance and verification by Monument Distributors.

GENERAL. The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of any Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, Distributors until it has been confirmed in writing by Distributors and payment has been received.

                              REDEEMING FUND SHARES

   You can redeem shares of the Funds by submitting your order either through your authorized broker or by submitting it directly to the Fund, either by writing to Fund Services, Inc. at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, or by telephoning 1-888-420-9950. See "Proper Form."

                             EXCHANGING FUND SHARES

You can exchange shares of one fund for those of the other fund, under the Company's exchange privilege ("Exchange Privilege"), by submitting your order in proper form, as defined below under the section entitled "Proper
Form."

EXCHANGE PRICE. Your exchange request will be processed based on the NAV of the Fund shares to be exchanged and the Fund shares to be bought, as determined after receipt of your order in proper form. Exchanges are taxable transactions. See "Additional Information on Distributions and Taxes" in the SAI.

MINIMUM ACCOUNT. The minimum amount permitted for each exchange between existing accounts in the Funds is $250. The minimum amount permitted for an exchange that establishes a new Fund account is $1,000.

MODIFICATION OR TERMINATION. Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

SMALL ACCOUNT REDEMPTIONS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem your shares if, as a result of redemptions, the value of your account drops below each Fund's $1,000 minimum balance requirement ($250 in the case of IRAs, or other retirement plans and custodial accounts). Each Fund will give you 30 days advance written notice and a chance to increase your Fund balance to the minimum requirement before the Fund redeems your shares.

REDEMPTION PRICE. Your redemption request will be processed based on the NAV of the applicable Fund's shares as determined after receipt of your order in proper form, less any applicable CDSC.

REDEMPTION PROCEEDS. Redemption proceeds will generally be paid by the next business day after processing, but in no event later than three business days after receipt by Fund Services, Inc. of your redemption order in proper form. If you are redeeming shares that you just purchased and paid for by personal check, the mailing of your redemption proceeds may be delayed for up to ten (10) calendar days to allow your check to clear (this holding period does not apply to cashier's, certified, or treasurer's checks). Additionally, the Company, on behalf of each Fund, may suspend the right of redemption or postpone the date of payment during any period that the Exchange is closed, trading in the markets that a Fund normally utilizes is restricted, or redemption is otherwise permitted to be suspended by the SEC.

REDEMPTIONS IN KIND. The Company reserves the right to redeem its shares in kind. In other words, upon tendering shares of a Fund, you could receive assets other than cash in return. The Company will, however, pay cash in response to all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 from a Fund or one percent of the net asset value of a Fund at the beginning of such period. See "Buying, Redeeming, and Exchanging Shares" in the SAI for more information.

                           DIVIDENDS AND DISTRIBUTIONS

The Internet Fund, Medical Sciences Fund and Telecommunications Fund currently intend to declare and pay dividends from net investment income, if any, on an annual basis. Each Fund currently intends to make distributions of realized capital gains, if any, on an annual basis. You may reinvest income dividends and capital gain distributions in additional Fund shares at current net asset value (i.e., without payment of a sales charge). Each of the Funds declares and pays income dividends from its net investment income, usually in December. Capital gains distributions, if any, are also made in December.

Income dividends and capital gain distributions are calculated and distributed the same way for each Fund. The amount of any income dividends will differ as a result of the individual investment strategies of each Fund. Income dividend payments are not guaranteed, are subject to the Board's discretion, and may vary from time to time. NONE OF THE FUNDS PAY "INTEREST" OR GUARANTEES ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

Each Fund will automatically reinvest any income dividends and capital gains distributions in additional shares of the Fund unless you select another option on your application. You may change your distribution option at any time by notifying the transfer agent by mail at 1500 Forest Avenue, Suite 111, Richmond, VA, 23229.Please allow at least seven days prior to the record date for us to process the new option.

                               TAX CONSIDERATIONS

THE FUNDS. Each Fund intends to qualify for special tax treatment afforded to regulated investment companies under the Code. To establish and continue its qualification, each Fund intends to diversify its assets as the Code requires. Each Fund also intends to distribute substantially all of its net investment income and capital gains to its shareholders to avoid federal income tax on the income and gains so distributed.

SHAREHOLDERS. For federal income tax purposes, any income dividend that you receive from the Funds, as well as any net short term capital gain distribution, is generally taxable to you as ordinary income whether you have elected to receive it in cash or in additional shares.

Distributions of net long-term capital gains are generally taxable to you as long-term capital gains, regardless of how long you have owned your Fund shares and regardless of whether you have elected to receive such distributions in cash or in additional shares.

Dividends and certain interest income earned from foreign securities by the Fund may be subject to foreign withholding or other taxes. The Fund may be permitted to pass on to its shareholders the right to a credit or deduction for income or other tax credits earned from foreign investments and will do so if possible. These deductions or credits may be subject to tax law limitations. Generally, distributions are taxable to you for the year in which they are paid. In addition, certain distributions that are declared and payable in October, November or December, but which, for operational purposes, are paid the following January, are taxable as though they were paid by December 31st of the year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss.

TAX INFORMATION. The Funds will advise you promptly, after the close of each calendar year, of the tax status for federal income tax purposes of all income dividends and capital gain distributions paid for such year.

The foregoing is only a general discussion of applicable federal income tax provisions. For further information, see "Additional Information on Distributions and Taxes" in the SAI. YOU SHOULD CONSULT WITH YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION.

YEAR 2000. The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of Advisors, the Administrator, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. Advisors has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. Advisors has also been informed that comparable steps are being taken by the Fund's other major service providers. Advisors does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment advisor.

             SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN. Our automatic investment plan offers a convenient way to invest in the Funds. Under the plan, you can automatically transfer money from your checking account to the Fund(s) each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan application. The value of the Funds' shares will fluctuate and the systematic investment plan will not assure a profit or protect against a loss. You may discontinue the plan at any time by notifying the transfer agent by mail.

TELEPHONE TRANSACTIONS. You may redeem shares of a Fund, or exchange shares of one Fund for that of another Fund, by telephone. Please refer to the sections of this Prospectus that discuss the transaction you would like to make, or call 1-888-420-9950. We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and may also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to send written instructions to us, as described elsewhere in this Prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

STATEMENTS AND REPORTS. You will receive transaction confirmations and account statements on a regular basis. Confirmations and account statements will reflect transactions in your account, including additional purchases and reinvestments of income dividends and capital gain distributions. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM. You will also receive semi-annual financial reports for each Fund in which you have invested. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Please call 1-888-420-9950 if you would like an additional free copy of the Funds' financial reports.

                                   PROPER FORM

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

WRITTEN INSTRUCTIONS. Registered owners must sign any written instructions. To avoid any delay in processing your transaction, such instructions should include:

  - your name,
  - the Fund's name,
  - a description of the request,
  - for exchanges, the name of the Fund you are exchanging into,
  - your account   number,
  - the dollar amount or number of shares, and
  - your daytime or  evening telephone number.

SIGNATURE GUARANTEES. For our mutual protection, we require a signature guarantee in the following situations:

  -if you wish to redeem over $50,000 worth of shares, -if you want redemption proceeds to be paid to someone other than the registered owners,
  -if you want redemption proceeds to be sent to an address other than the address of record, a preauthorized bank account, or a preauthorized brokerage firm account, -if we receive instructions from an agent, not the registered owners, or -if we believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. The Company reserves the right to issue share certificates on behalf of each of the Funds at any time.

RETIREMENT PLAN ACCOUNTS. You may not change distribution options for retirement plan accounts by telephone. While you may sell or exchange shares by phone, certain restrictions may be imposed on other retirement plans. To obtain any required forms or more information about distribution or transfer procedures, please call 1-888-420-9950.

                        FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Company's financial performance for the period January 6, 1998 to October 31, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent public accountants for each of the Funds. The report of Deloitte & Touche LLP on the financial statements of each of the Funds appears in the Company's Annual Report, which is incorporated by reference into the SAI and is available upon request. The information that follows should be read in conjunction with the financial statements contained in the Company's annual report.

MONUMENT MEDICAL SCIENCES FUND
Financial Highlights
For a Share Outstanding Throughout The
Period
-----------------------------------------------------------------------



                                  Class A Share           Class B Share
                             Year ended     Period ended  Period ended
                             October 31,      October 31,  October 31,  *
                                1999            1998*         1999
                            -------------   ---------------------------
Per Share Operating
  Performance
Net asset value,
   beginning of period            $10.32        $10.00          $16.95
                            -------------   -----------   -------------

Income from investment
   operations-
   Net investment                 (0.10)          0.04          (0.01)
income (loss)
   Net realized and
unrealized
    gain on investments             5.89          0.28          (0.83)

                            -------------   -----------   -------------

    Total from                      5.79          0.32          (0.84)
investment operations
                            -------------   -----------   -------------

Net asset value, end of           $16.11        $10.32          $16.11
period
                            =============   ===========   =============

Total Return                      56.11%         3.20% ***     (4.98%) ***
Ratios/Supplemental Data
Net assets, end of                $1,401          $214             $25
period (000's)
Ratio to average net
assets-
  Expenses                        16.73%        51.07% **       17.43% **
  Expenses including              16.81%                        17.43% **
soft dollars
  Expenses-net                     1.87%         0.00%           2.40% **
  Net investment income          (1.00%)         0.66% **      (1.51%) **
(loss)
Portfolio turnover rate           61.00%        82.00%          61.00%


* Commencement of operations January 6, 1998 for Class A shares and October 12,1999 for Class B shares.

** Annualized

***Not annualized

Average shares method used to calculate the financial highlights for Class B shares.



MONUMENT TELECOMMUNICATIONS  FUND
Financial Highlights
For a Share Outstanding Throughout The
Period
----------------------------------------------------------------------



                                  Class A Share           Calss B Share
                             Year ended     Period ended   Period ended
                             October 31,     October 31,  October 31,  *
                                1999           1998*         1999
                            -------------   --------------------------
Per Share Operating
  Performance
Net asset value,
   beginning of period            $10.78        $10.00         $17.65
                            -------------   -----------  -------------

Income from investment
   operations-
   Net investment                 (0.14)          0.04         (0.02)
income (loss)
   Net realized and
unrealized
    gain on investments             9.33          0.74           2.34
                            -------------   -----------  -------------

    Total from                      9.19          0.78           2.32
investment operations
                            -------------   -----------  -------------

Net asset value, end of           $19.97        $10.78         $19.97
period
                            =============   ===========  =============

Total Return                      85.24%         7.80% ***     13.17% ***
Ratios/Supplemental Data
Net assets, end of                  $593          $181            $65
period (000's)
Ratio to average net
assets-
  Expenses                        37.06%        58.25% **      37.15% **
  Expenses including              37.15%        58.25% **      37.15% **
soft dollars
  Expenses-net                     1.84%         0.00%          2.40% **
  Net investment income           (1.40%)        0.70% **      (1.95%) **
(loss)
Portfolio turnover rate          250.00%        88.00%        250.00%


* Commencement of operations January 6, 1998 for Class A shares and October 9, 1999 for Class B shares.

** Annualized

***Not annualized

Average shares method used to calculate the financial highlights for Class B shares.



MONUMENT INTERNET FUND
Financial Highlights
For a Share Outstanding Throughout The
Period
--------------------------------------------------------


                              Class A         Class B
                              Shares          Shares
                              Period          Period
                               ended           ended
                              October   *     October   *
                             31, 1999        31, 1999
                            ------------    ------------
Per Share Operating
  Performance
Net asset value,
   beginning of period           $10.00          $27.09
                            ------------    ------------

Income from investment
   operations-
   Net investment                (0.58)          (0.06)
income (loss)
   Net realized and
unrealized
    gain on investments           20.56            2.92
                            ------------    ------------

    Total from                    19.98            2.86
investment operations
                            ------------    ------------

Net asset value, end of          $29.98          $29.95
period
                            ============    ============

Total Return                    185.53% ***      10.55% ***
Ratios/Supplemental Data
Net assets, end of              $63,745          $1,552
period (000's)
Ratio to average net
assets
  Expenses                        2.76% **        2.40% **
  Expenses including              2.84% **        2.40% **
soft dollars
  Net investment gain           (2.45%) **      (3.23%) **
(loss)
Portfolio turnover rate         112.00% ***     112.00% ***

*Commencement of operations November 16, 1998 for A shares and October 6, 1999 for B shares.

** Annualized

***Not annualized

Average shares method used to calculate the financial highlights for Class A and B shares.







Apart from the Prospectus and the SAI, the Company's registration statement contains certain additional information that may be of interest to you. You may view that information free of charge at the SEC's public reference room in Washington, D.C., and you may, with payment of a duplicating fee, order copies of the information.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL FUND SHARES IN ANY STATE OR JURISDICTION IN WHICH THE FUNDS ARE NOT AUTHORIZED TO CONDUCT BUSINESS. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE SAI.










[Back Cover]

For more information about the Funds, you may wish to refer to the Company's Statement of Additional Information ("SAI"), dated October 1, 1999, and the Company's audited annual and unaudited semi-annual report, each of which is on file with the Securities and Exchange Commission ("SEC") and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to Monument Series Fund, Inc., 7920 Norfolk Avenue, Suite 500 Bethesda, Maryland 20814, or by calling 1-888-420-9950. General inquiries regarding the Funds may also be directed to the above address or telephone number, and may be found on the Company's website at http://www.monumentfunds.com. Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website (http://www.sec.gov) that contains reports, the Prospectus, SAI, material incorporated by reference, and other information regarding the Company.






                          MONUMENT SERIES FUND, INC.

                             MONUMENT INTERNET FUND
                         MONUMENT MEDICAL SCIENCES FUND
                        MONUMENT TELECOMMUNICATIONS FUND

      STATEMENT OF ADDITIONAL INFORMATION DATED October 1, 1999
                   REVISED AS OF JANUARY 25, 2000

This Statement of Additional Information ("SAI") is not a Prospectus. It contains additional information that you should read in conjunction with the prospectus, dated October 1, 1999 ("Prospectus"), for the Monument Series Fund, Inc. Capitalized terms appearing in this SAI that are not otherwise defined herein have the same meaning given to them in the Prospectus. You may obtain a copy of the Prospectus by writing Monument Series Fund, Inc. 7920 Norfo1k Avenue, Suite 500, Bethesda, Maryland 20814, or by calling 1-888-420-9950.


TABLE OF
CONTENTS                                                    PAGE

Investment Policies
Potential Risks
Investment Restrictions
Directors and Officers
Committees Established by the Board of Directors
Principal Holders of Securities
Investment  Advisory and Other  Services
Portfolio  Transactions  and Brokerage
Further  Description of the Company's Shares
Buying,  Redeeming,  and Exchanging Shares
Valuation of Fund Shares
Additional  Information On  Distributions  and Taxes
Performance Information
Performance Comparisons
Financial Information

THE COMPANY. The Company is a Maryland corporation organized on April 7, 1997. It is registered with the SEC as a open-end management investment company. Each of its three Funds is nondiversified. The Company's authorized capital consists of 2 billion shares of common stock with a par value of $0.001 per share. The Company currently offers, on a continuous basis, three series of common stock: the Monument Internet Fund, the Monument Medical Sciences Fund, and the Monument Telecommunications Fund. Each series is authorized to offer three separate classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 4.75%; Class B Shares charging a load if redeemed within six years of purchase, and carrying a higher Rule 12b-1 fee than Class A Shares, and Class Y Shares for certain institutional investors. The Internet Fund is authorized to issue up to 250 million shares for each class of shares, and the Medical Sciences and Telecommunications Funds may issue up to 100 million shares for each class. The Company may offer additional series or classes in the future.

When issued, shares of each Fund are fully-paid, non-assessable, and have equal rights as to redemption and participation in income dividends, earnings, and assets remaining in liquidation. Shareholders have no preemptive or conversion rights.

                            INVESTMENT POLICIES

The Prospectus describes the fundamental investment objectives and certain investment policies and restrictions applicable to each Fund. The following is additional information for your consideration.

DEPOSITARY RECEIPTS. Each of the Funds may invest on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Funds will buy foreign securities indirectly through the use of depositary receipts. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), and other similar depositary receipts to the extent they are traded in the U.S. market in U.S. currency. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. Subject to this limitation, the Board of Directors has authorized each Fund to invest in restricted securities where such investment is consistent with that Fund's investment objective, and has authorized such securities to be considered liquid to the extent Advisors determines that there is a liquid institutional or other market for such securities -- for example, restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933 ("1933 Act"), and for which a liquid institutional market has developed. The Board of Directors will review any determination by Advisors to treat a restricted security as a liquid security on an ongoing basis, including Advisors' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisors and the Board of Directors will take into account the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers willing to buy or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) other such factors as Advisors may determine to be relevant.

OPTIONS. The Funds may purchase put and call options and engage in the writing of covered call options and put options on securities that meet each Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Funds will engage in options transactions only to hedge existing positions,and not for purposes of speculation or leverage. As described below, the Funds may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

BUYING CALL AND PUT OPTIONS. Each Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Each Fund may purchase put options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

WRITING (SELLING) CALL AND PUT OPTIONS. Each Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. Each Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered in to a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any deprciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Fund's ability to close out options it has written.

Each Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option ona securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. A Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

WRITING OVER-THE-COUNTER ("OTC") OPTIONS. A Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call optio may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the Securities and Exchange Commission ("SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Funds will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

FUTURES CONTRACTS. Each Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases each Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin". Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements allow a Fund to acquire ownership of a debt security which the seller agrees (at the time of the sale) to repurchase at a mutually agreed upon time and price. The security's yield during the Fund's holding period is thus predetermined.

SECURITIES LOANS. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under a Portfolio's investment program.

While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

WARRANTS. Each Fund may invest in warrants. A warrant is a security that gives the holder the right, but not the obligation, to purchase a given number of shares of a particular company at a fixed price within a certain period of time. Warrants generally trade in the open market and may be sold rather than exercised.

                               POTENTIAL RISKS

OPTIONS AND FUTURES. Although each Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract. Successful use of futures contracts depends upon Advisors' ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Advisors' judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

REPURCHASE AGREEMENTS. Although each Fund will enter into repurchase agreements only with institutions that Advisors believes present minimal credit risks, it is conceivable that a repurchase agreement issuer could seek relief under bankruptcy laws or otherwise default on its obligations under its repurchase agreement. In that event, a Fund could experience both delays in liquidating the underlying securities, and losses including: (1) a possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto;
(2) possible subnormal levels of income and lack of access to income during this period; (3) a possible loss on the sale of the underlying collateral; and (4) the expense of enforcing its rights.

WARRANTS. The purchaser of a warrant expects the market price of the security underlying the warrant to exceed the purchase price of the warrant plus the exercise price of the warrant, thus yielding a profit. It is possible, however, that the market price of the security underlying a warrant will not exceed the exercise price of the warrant before the expiration date. Consequently, the purchaser of a warrant risks the loss of the entire purchase price. Price movements in the security underlying a warrant are generally not as great as the warrant's price movements. Therefore, the price of a warrant tends to be more volatile and may not correlate exactly to the price of its underlying security.

                               INVESTMENT RESTRICTIONS

The Company has adopted the following restrictions as fundamental policies for each Fund. These restrictions may not be changed for any given Fund without the approval of the lesser of (1) more than 50% of the outstanding voting securities of the Fund or (2) 67% or more of the voting securities present at a shareholder meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are represented at the meeting in person or by proxy. Thus, the investment restrictions of one Fund may be changed without affecting those of the another Fund. Under the restrictions, each Fund MAY NOT:

1. issue senior securities, except to the extent permitted bythe 1940 Act, including permitted borrowings;

2. make loans, except for collateralized loans of portfolio securities in an amount not exceeding 33 1/3% of the Fund's total assets (at the time of the most recent loan). This limitation does not apply to purchases of debt securities or to repurchase agreements;

3. borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). No Fund will purchase securities when its borrowings exceed 5% of its total assets;

4. act as an underwriter, except to the extent that (in connection with the disposition of portfolio securities) the Fund may be deemed to be an underwriter for purposes of the 1933 Act;

5. invest in securities for the purpose of exercising management or control of the issuer, except that each Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, regulations thereunder, or exemptions herefrom;

6. purchase or sell commodity contracts, except that each Fund may (as appropriate and consistent with its investment objectives and policies) enter into financial futures contracts, options on such futures
         contracts,   forward  foreign  currency  exchange contracts,   forward
         commitments, and repurchase agreements;

7. effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

8. purchase or sell real estate or any interest therein, except that each Fund may (as appropriate and consistent with its investment objectives and policies) invest in securities of corporate and governmental entities secured by real estate or marketable interests therein, or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership of such securities; or

9. invest in the securities of other investment companies, except that each Fund may acquire securities of another investment company pursuant to a plan of reorganization, merger, consolidation or acquisition, or except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate:(1) more than 3% of the issuer's outstanding voting stock,;(2) more than 5% of the Fund's total assets,; and (3) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets, or except as otherwise permitted by the 1940 Act and the regulations thereunder or exemptions therefrom.

In addition to these fundamental policies, it is the present operating policy of each Fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate its assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may participate in joint repurchase arrangements, or invest its short-term cash in shares of a money market mutual fund (pursuant to the terms of any order, and any conditions therein, issued by the SEC permitting such investments). It is also the present policy of each Fund not to invest more than 5% of its net assets (valued at the lower of cost or market) in warrants, nor more than 2% of its net assets in warrants not listed on either the New York or American Stock Exchange.

PORTFOLIO TURNOVER. There are no limitations on the length of time that a Fund must hold a portfolio security. A Fund may sell a portfolio security and reinvest the proceeds whenever Advisors deems such action prudent from the viewpoint of a Fund's investment objective. A Fund's annual portfolio turnover rate may vary significantly from year to year. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of a Fund's distributions constituting taxable capital gains may increase. Monument Advisors does not expect the annual portfolio turnover rates for a Fund to exceed 120%.

                               DIRECTORS AND OFFICERS

The Board of Directors has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The Board of Directors also elects the officers of the Company, who are responsible for administering day-to-day operations. Affiliations for the Officers and Board of Directors (including principal occupations for the past five years) are shown below. Members of the Board of Directors who are considered "interested persons" of the Company under the 1940 Act are indicated by as asterisk (*).

                       Position Held          Principal Occupations During
Name, Address and Age  With the Company       the Past Five
Years
---------------------------------------------------------------------
*David A Kugler (40)   Director, President    President and Director, the
7920 Norfolk Avenue,   and Treasurer, 1997-   Monument Group, Inc. Bethesda
Suite 500,             Present; President and MD (a holding company); 1997-
Bethesda, MD 20814     Director, Monument     Present; Account Vice President,
                       Advisors, Ltd; MonumentPaine Weber, Inc.,1994-1997;
                       Distributors, Inc.     Financial Consultant 1997-
                                              Present; President and Director
                                              Merrill Lynch & Co., 1990-1994.

Peter L Smith (67)     Vice President and     Special Investigator (Senior
7920 Norfolk Avenue    Assistant Secretary    Examiner) National Association
Suite 500                                     of Securities Dealers Regulation
Bethesda, MD 20814                            District 10 (New York City),
                                              1997-1998; Senior Staff
                                              Accountant, Office of Compliance
                                              Inspections and Examinations,
                                              U.S. Securities and Exchange
                                              Commission, Washington, D.C.
                                              1974-1997.

Francine F. Carb (41)     Director             President; Markitects, Inc.
421 Woodland Circle                            (marketing consulting);
Radnor, PA 19087-4640                          1994-Presdent; President,
                                               Francine Carb & Associates
                                               (marketing consulting) 1992-
                                               1994.

Victor Dates (62)         Director             Adjunct Professor, Coppin State
2107 Carter Dale Road                          College, 1998-Present;
Baltimore, MD 21209                            Assistant Professor, Howard
                                               University, 1988-1998.

George DeBakey (50)       Director             Director of International
19 Blue Hosta Way                              Operations at ESI International
Rockville, MD 20850                            Inc., 1998-Present; Instructor
                                               at American University, 1992-
                                               1998.

G Frederick White III     Director, Secretary  Management Consultant (small
(45)                                           business management consulting);
3107 Albemarle Road                            Trinity Episcopal Parish,
Wilmington, DE 19808                           1997-Present; 1985-1997;
                                               Business Manager.

Rhonda Wiles Roberson,    Director             Sr. Vice President,
J.D. (46)                                      Institutional Funding & Business
1227 Boucher Avenue                            Development, Hispanic Radio
Annapolis, MD  21403                           Network Inc., 1998-Present;
                                               Principal RWF Consults (business
                                               Advisors), 1995-Present,General
                                               Counsel, NAPWA Services, Inc.
                                               (pharmaceutical company),1993-
                                               1995; Associate General Counsel,
                                               Calvert Group, Ltd.(sponsor of
                                               Investment companies) 1990-1993.


Directors and officers of the Company who are affiliated with Advisors and/or Distributors receive no remuneration from the Company. Each Director who is not an interested person of the Company receives a fee of $2,000 annually, plus an additional fee of $500 per day for attendance at any meeting of the Board of Directors or one of its committees (including any meeting held by telephonic conference). Directors also receive reimbursement for any expenses incurred in attending board and committee meetings. The Board of Directors generally meets quarterly.

In addition, those Directors and officers of the Company who are also shareholders of The Monument Group, Inc., the parent company of Advisors and Distributors, may also receive indirect remuneration by virtue of their indirect interests in Advisors and Distributors, respectively.

Director White provided business consultation services to Monument Advisors on two limited projects in 1997 for compensation totaling less than $1,500.

                  COMMITTEES ESTABLISHED BY THE BOARD OF DIRECTORS

The Company has an Audit Committee, an Executive Committee, a Pricing and Investment Committee, and a Nominating Committee. The duties of these four Committees and their present membership are as follows:

AUDIT COMMITTEE: The Audit Committee assists the Board of Directors in fulfilling its responsibilities for the Company's accounting and financial reporting practices, and acts as a liaison between the Board of Directors and Deloitte & Touche LLP, the Company's independent public accountant. Directors Carb, Dates, DeBakey, White, and Wiles-Roberson are members of the Audit Committee.

EXECUTIVE COMMITTEE: The Executive Committee may exercise its powers during those intervals between meetings of the full Board of Directors. The Executive Committee possesses all of the powers of the Board of Directors in the management of the Company except as to those matters that specifically require action by the Board of Directors. Directors Kugler and Wiles-Roberson are members of the Executive Committee.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee determines in good faith a fair value for any of the Company's portfolio investments that do not have a readily available market quotation or sales price. The Committee then presents such valuations and the basis therefor at the next meeting of the Board of Directors for their good faith confirmation or change. Director Kugler is a member of the Pricing and Investment Committee. Alexander Cheung, an employee of Monument Advisors, is also a member of the Pricing and Investment Committee.

NOMINATING COMMITTEE: The Nominating Committee nominates candidates for election to the Board of Directors, whether such candidates be interested or non-interested persons of the Company. Directors Carb, Dates, DeBakey, White, and Wiles-Roberson are members of the Nominating Committee.


                             PRINCIPAL HOLDERS OF SECURITIES


As of December 31, 1999, Samuel M. Hunn of 7909 Hermitage Road, Richmond, Virginia, 23228, owned (both record and beneficially) 5.77% of the Medical Sciences Fund Class A shares.

As of Deember 31, 1999, U.S. Clearing Corp. 26 Broadway, New York, N.Y. 10004 owned of record: 7.74% of the Medical Sciences Fund Class A Shares; 5.69% of the Medical Sciences Fund Class B Shares; and 8.85% of the Telecommunications Fund Class A Shares.

As of December 31, 1999, Lewco Securities Corp, 34 Exchange Place, Jersey City, N.J. 07311 owned of record 10.12% of the Medical Sciences Class B Shares.

As of December 31, 1999, The Joseph B. Haddad Profit Sharing Plan, Joseph B. Haddad Trsutee, 5901 Patterson Avenue, Richmond, VA 23226 owned of record 6.98% of the Internet Fund Class B Shares.

As of December 31, 1999; the following owned (both of record and benefically) shares of the Telecommunications Fund Class B Shares: Kathy Farr, 2312 Rogers Avenue, Fort Worth, TX 76109, 6.50%; Largoza Family Living Trust, 3232 So West, Visalia, CA 93277, 8.14%; William Z. Shulman, 32 Esmond Place, Tenafly, N.J. 07670, 6.01%, George H. Vago, 111 East Kilbourn Avenue, Milwaukee, WI 53202, 5.70%.

As of December 31, 1999, Bear Stearns Securities Corp, 1 Metrotech Center North, Brooklyn, N.Y. 11201, owned of record 10.49% of the Telecommunications Class B Shares and 5.12% of the Medical Sciences Fund Class B Shares.

As of December 31, 1999, National Financial Services, Corp. 82 Devonshire Street Boston, Massachusetts 02109 owned of record 7.79% of the Telecommunications Fund Class A Shares.

As of December 31, 1999 the Company's directors and officers, as a group, had beneficial ownership of 1.34% of the shares of the Medical Sciences Fund Class A Shares, 1.27% of the shares of the Telecommunications Fund Class A Shares and less than 1% of the InternetFund.

                        INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR. Monument Advisors, LLC, ("Advisor") located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David
A. Kugler, President of Advisors, and President of the Company. David A. Kugler is an affiliate of the Company and Advisors. Advisors is a recently organized company that also manages the portfolio investments of qualified individuals, retirement plans, and trusts. As of August 31, 1999, Advisors managed or supervised in excess of $70 million in assets.

Under to the Advisory Agreement with the Company, Advisors receives a monthly fee from each Fund. This fee is calculated as an annualized rate of 1.00% of the monthly average net assets of each Fund through $50 million; 0.75% of the monthly average net assets between $50 and $10 million; and 0.625% of the monthly average net assets exceeding $100 million. An Expense Limitation Agreement is in effect through May 1, 2001, pursuant to which the Advisor has agreed to waive or reimburse the fund for certain expenses. See the Prospectus for further detail.

ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, Advisors provides the following services to each Fund: (1) furnishing an investment program ((a) determining what investments a Fund should purchase, hold, sell, or exchange;
(b) determining the manner in which to exercise any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities; (c) rendering regular reports to the Company regarding the decisions that it has made with respect to the investment of the assets of each Fund and the purchase and sale of its investment securities (including the reasons for such decisions, the extent to which it has implemented such decisions, and the manner in which it has exercised any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities);
(d) placing orders for the execution of each Fund's securities transactions (in accordance with any applicable directions from the Board of Directors) and rendering certain reports to the Company regarding brokerage business placed by Advisors; (e) using its best efforts to recapture all available tender offer solicitation fees in connection with tenders of the securities of any Fund, and any similar payments; (4) advising the Board of Directors of any fees or payments of whatever type that it may be possible for Advisors or an affiliate thereof to receive in connection with the purchase or sale of investment securities for any Fund; (5) assisting the Custodian with the valuation of the securities of each Fund, and in calculating the net asset value of each Fund;
(6) providing assistance to the Company with respect to the Company's registration statement, regulatory reports, periodic reports to shareholders and other documents (including tax returns), required by applicable law; (7) providing assistance to the Company with respect to the development, implementation, maintenance, and monitoring of a compliance program; and (8) furnishing, at its own expense, adequate facilities and personnel for the Directors and officers of the Company to manage the Company's affairs.

The Advisory Agreement for both the Medical Sciences Fund and the Telecommunications Fund was approved by the Board of Directors on October 27, 1997. The Advisory Agreement for the Internet Fund was approved by the Board of Directors on June 30, 1998. Each agreement was subsequently approved by the initial shareholder of each Fund, following his investment of each Fund's initial capitalization. The Advisory Agreements will remain in effect for two years from the date of their execution and will continue in effect from year to year as long as its continuance is specifically approved at least annually by a vote of the Board of Directors (on behalf of each Fund) or by a vote of the holders of a majority of each Fund's outstanding voting securities (as defined by the 1940 Act). In either case, the vote must be cast by a majority of Board members who are not interested persons or Advisors of the Company (other than as members of the Board of Directors). Voting must occur in person at a meeting specifically called for that purpose. The Advisory Agreement may be terminated without penalty at any time by the Board of Directors or Advisors. With respect to an individual Fund, the Advisory Agreement may be terminated by a vote of a majority of the Fund's shareholders. Termination either occurs on 60 days written notice, or automatically in the event of an assignment of the agreement, as defined in the 1940 Act.

PRINCIPAL UNDERWRITER.  Monument  Distributors,  located at 7920 Norfolk Avenue,
Suite 500, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc. Monument Advisors, and serves as the principal underwriter of each Fund. David A. Kugler is an affiliate of the Company and Monument Distributors.

Pursuant  to  a  distribution  agreement  ("Distribution  Agreement"),  Monument
Distributors has agreed to use its best efforts as principal underwriter to promote the sale of each Fund's shares in a continuous public offering. On October 27, 1997, the Distribution Agreement (dated November 27, 1997) was approved as to each Fund by the Board of Directors. The Distribution Agreement is in effect for two years from the date of its execution and will continue to be in effect thereafter if approved annually by a vote of the Board of Directors, or by a vote of the holders of a majority of the Company's outstanding voting securities. In either case, votes must be cast by a majority of Board members who are not parties to the Distribution Agreement or interested persons of any such party (other than as members of the Board of Directors). Votes must also be cast in person at a meeting called specifically for that purpose. The Distribution Agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days written notice.

Monument Distributors pays the expenses of distributing the Company's shares, including advertising expenses and the cost of printing sales materials and prospectuses. The Company pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Monument Distributors) and of sending prospectuses to existing shareholders.

For its services, Monument Distributors receives a commission for the sale of each Fund's shares (in the amount set forth, and as described, in the Prospectus).

PLAN OF DISTRIBUTION. The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for Class A Shares and Class B Shares of each Fund.

RULE 12b-1 PLANS. The Board of Directors, on behalf of the Medical Sciences Fund and the Telecommunications Fund, unanimously approved a Plan of Distribution pursuant to Rule 12b-1 ("Plan") on October 27, 1997. A Plan of Distribution was approved on behalf of the Internet Fund on June 30, 1998. Rule 12b-1 Plans were approved for Class B Shares effective October 1, 1999.

Pursuant to these Distribution Plans, Monument Distributors is entitled to receive a 12b-1 fee for certain activities and expenses that are intended to result in the sale of Fund shares. The Board of Directors adopted the Distribution Plan for the purpose of increasing the sale of each Fund's shares, thereby lowering overall Fund expenses through economies of scale. The Plan is in effect for an initial one year period, and will remain in effect provided that the Board of Directors (including a majority of Rule 12b-1 Directors described below) approves its continuance by votes cast in person at an annual meeting called for that purpose. Rule 12b-1 Directors include those Directors who are not interested persons of the Company, and who have no direct or indirect financial interest in the operation of the Plan or any related agreements.

Pursuant to the Plan, each Fund may finance any activity or expense that is intended primarily to result in the sale of its shares. Under the Plan, each Fund may pay a fee ("12b-1 fee") to Distributors up to a maximum of 0.50%, on an annualized basis, of its average daily net assets for Class A Shares, and up to a maximum of 1.00% for Class B Shares. The Company may pay the 12b-1 fee for activities and expenses borne in the past in connection with its shares as to which no 12b-1 fee was paid because of the maximum limitation.

The activities and expenses financed by the 12b-1 fee may include, but are not limited to: (1) compensation for expenses (including overhead and telephone expenses) incurred by employees of Distributors who engage in the distribution of the shares of each Fund; (2) printing and mailing of prospectuses, statements of additional information, and periodic reports to prospective shareholders of each Fund; (3) expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to each Fund; (4) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the shares of each Fund; (5) expenses of holding seminars and sales meetings designed to promote the distribution of the shares of each Fund; (6) expenses of obtaining information and providing explanations to prospective shareholders of each Fund regarding its investment objectives and policies and other information pertaining to it, including its performance; (7) expenses of training sales personnel offering and selling each Fund's shares; and (8) expenses of personal services and/or maintenance of shareholder accounts with respect to the shares of each Fund.

A majority of Rule 12b-1 Directors must approve material amendments to the Plan. In addition, the amount payable by a Fund under the Plan may not materially increase without the approval of a majority of the outstanding voting securities of that Fund. With respect to each individual, the Plan may be terminated at any time by a majority of Rule 12b-1 Directors or by a majority of the outstanding voting securities of that Fund.

RULE 18F-3 PLAN. At a meeting held on August 7, 1999, the Board adopted a Rule 18f-3 Multiple Class Plan on behalf of the Fund for the benefit of each of its series. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, each Fund offers Class A Shares charging a front-end sales charge, Class B Shares imposing a sales charge upon the sale of shares within six years of purchase, and Class C Shares for certain institutional shareholders.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT. Star Bank, N.A. located at 425 Walnut Street, Cincinnati, Ohio 45202, Star Bank, N.A. acts as custodian of the assets of each Fund, including securities and cash received in connection with the purchase of Fund shares. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Commonwealth Fund Accounting, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, serves as an investment accounting agent for each Fund's portfolio securities and other assets. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, serves as the transfer agent and dividend dispersing agent for each Fund.

FUND ADMINISTRATION. Pursuant to an Administrative Services Agreement with the Company dated October 20, 1998 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Advisor. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. As administrator, CSS receives an assets-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $18,000 per year for a period of two years from the date of the Administrative Agreement. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

INDEPENDENT PUBLIC ACCOUNTANT. Deloitte & Touche LLP, located at 116-300 Village Boulevard, Princeton, New Jersey 08540, serves as the Company's independent public accountant.

                           PORTFOLIO TRANSACTIONS AND BROKERAGE

Advisors, pursuant to the Advisory Agreement and subject to the general control of the Board of Directors, places all orders for the purchase and sale of securities of each Fund. In executing portfolio transactions and selecting brokers and dealers, it is the Company's policy to seek the best combination of price and execution ("best execution") available. Advisors will consider such factors as it deems relevant, including the extent of the security market, the financial condition and execution capability of the broker-dealer, and the reasonableness of any commission.

In the allocation of brokerage business used to purchase securities for a Fund, Advisors may give preference to those broker-dealers who provide brokerage, research, or other services to Advisors as long as there is no sacrifice in obtaining best execution. Such services may include the following: (1) advice concerning the value of securities (the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities); (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and (3) various functions incidental to effecting securities transactions, such as clearance and settlement. Research generated by broker-dealers who execute transactions on behalf of the Company may be useful to Advisors in rendering investment management services to other clients (including affiliates of Advisors). Conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to Advisors in carrying out its obligations to the Company. While such research may be used by Advisors in providing investment advice to all its clients (including affiliates of Advisors), not all of it may be used by Advisors for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by Advisors, and the expenses of Advisors will not necessarily be reduced by the receipt of supplemental research.

When portfolio transactions are executed on a securities exchange, the amount of commission paid by a Fund is negotiated between Advisors and the broker executing the transaction. Advisors will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisors, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. Occasionally, securities may be purchased directly from the issuer, which does not involve the payment of commissions.

Monument Advisors may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender offer solicitation. As a means of recapturing brokerage for the benefit of such Fund, any portfolio securities tendered by the Fund will be tendered through Advisors if it is legally permissible to do so. The next advisory fee payable to Advisors will be reduced by the cash amount received by Advisors, less any costs and expenses incurred in connection with the tender. Securities of the same issuer may be purchased, held, or sold at the same time by the Company for any of its Funds, or by other accounts or companies for which Advisors provides investment advice (including affiliates of Advisors). On occasions when Advisors deems the purchase or sale of a security to be in the best interest of the Company, as well as Advisors' other clients, Advisors, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions (if any). In such event, Advisors will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to all customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

VOTING. Shares of each Fund have equal voting rights, except that shareholders of each Fund will vote separately on matters affecting only that Fund. Fractional shares have proportionately the same rights as do full shares. The voting rights of each Fund's shares are non-cumulative, which means that the holders of more than 50% of the shares of the Funds voting for the election of Directors have the ability to elect all of the Directors, with the result that the holders of the remaining voting shares will not be able to elect any Director.

The Company does not intend to hold annual shareholder meetings, though it may, from time to time, hold special meetings of Fund shareholders, as required by applicable law. The Board of Directors, in its discretion, as well as the holders of at least 10% of the outstanding shares of a Fund, may also call a shareholders meeting. The federal securities laws require that the Funds help you communicate with other shareholders in connection with the election or removal of members of the Board.

                   FURTHER DESCRIPTION OF THE COMPANY'S SHARES

VOTING RIGHTS. According to the Company's By-Laws, and under Maryland law, an annual shareholder meeting need not be held in any year in which Directors must be elected (as dictated by the 1940 Act). On any matter submitted to the shareholders, each shareholder is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAV of the Fund's shares. On matters affecting one Fund differently from the another Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund. Shares do not have cumulative voting rights. In other words, holders of more than 50% of the shares elect 100% of the Board of Directors, while the holders of less than 50% of the shares may not elect any person as a Director. Shareholders of a particular Fund may have the power to elect all of the Company's Directors if that Fund has a majority of the total outstanding shares of the Company.

DIVIDEND RIGHTS. Income dividends and capital gain distributions on shares of a particular Fund may be paid with such frequency as the Board of Directors determines. This may occur daily, or with such frequency as the Board of Directors determines by resolution. Dividends and distributions may be paid to shareholders of a particular Fund from the income and capital gains, accrued or realized, attributable to the assets belonging to that Fund, after the Board of Directors provides for the Fund's actual and accrued liabilities. All dividends and distributions on shares of a particular series or class will be distributed pro rata to the shareholders in proportion to the number of shares held by them on the date and time of record established for the payment of such dividends or distributions. The Board of Directors may declare and distribute a stock dividend to shareholders of Fund through the distribution of shares of another Fund.

LIQUIDATION RIGHTS. In the event of the liquidation of a Fund, the shareholders of that Fund will be entitled to receive (when and as declared by the Board of Directors) any of a Fund's assets that are in excess of its liabilities. The shareholders of one Fund will therefore not be entitled to any distribution upon liquidation of another Fund. The assets distributed to the shareholders of a Fund will be in proportion to the number of shares of that Fund held by each shareholder as recorded on the Company books. The liquidation of any particular Fund in which there are outstanding shares may be authorized by an instrument in writing signed by a majority of the Directors then in office, subject to the affirmative vote of "a majority of the outstanding voting securities" of that Fund, as the quoted phrase is defined in the 1940 Act.

PRE-EMPTIVE, CONVERSION, AND TRANSFER RIGHTS. When issued, each Fund's shares are fully paid, non-assessable, have no pre-emptive or subscription rights, and are fully transferable (the Board of Directors may, however, adopt lawful rules and regulations with reference to the method of transfer). Subject to the 1940 Act, the Board of Directors has the authority to allow a shareholder the option of exchanging his or her shares for shares of the another Fund in accordance with such requirements and procedures as the Board of Directors may establish.

                      BUYING, REDEEMING, AND EXCHANGING SHARES

ADDITIONAL INFORMATION ON BUYING SHARES. The Company currently offers shares of the Funds through advertisements and mailings. In the future, shares may be offered on the Internet. When you buy shares, if you submit a check or a draft that is returned unpaid to the Company we may impose a $50 charge against your account for each returned item. Brokers through which you buy shares may designate intermediaries to accept orders on behalf of the Funds.

REINVESTMENT DATE. Fund shares acquired through the reinvestment of dividends will be purchased at the Fund's net asset value, as determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON REDEEMING SHARES: REDEMPTIONS IN KIND. The Company, on behalf of the Funds, will pay in cash (by check) all requests for redemption by any shareholder of record of a Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of a Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the
Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

ADDITIONAL INFORMATION ON EXCHANGING SHARES. If you request the exchange of the total value of your account from one Fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new Fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if Advisors believes that attractive investment opportunities (consistent with a Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of each Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See "Buying, Redeeming, and Exchanging Shares" in the Prospectus.

ADDITIONAL INFORMATION ON SALES CHARGES. Unless otherwise described in the Prospectus, the offering price of each Fund's shares is based on that Fund's NAV per share, plus an initial sales charge that is paid to Monument Distributors. See "Public Offering Price," "Redemption Price," "Buying Fund Shares", and "Net Asset Value" in the Prospectus.

Initial sales charges do not apply to certain share classes, classes of persons, or transactions, as described in the Prospectus. A sales charge may be waived because a transaction involves a different level of expense than the sale of Fund shares to the general public. See "Waiver of Sales Charge" in the Prospectus. In addition, as shown in the table under "Public Offering Price" in the Prospectus, initial sales charges decline as the amount of Fund shares purchased increases to reflect certain economies of scale in the selling effort associated with larger purchases.

CONVERSION OF SHARES. Class B Shares of the Fund will automatically convert to Class A Shares of the respective Fund, based on the relative net asset values per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, , order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

WHETHER A CONTINGENT DEFERRED SALES CHARGE APPLIES. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

GENERAL INFORMATION. We will consider dividend and capital gain distribution checks that the U.S. Postal Service returns marked "unable to forward" as a request by you to change your dividend option to reinvest all distributions. We will reinvest the proceeds in additional shares at the net asset value of the applicable Fund(s) until we receive new instructions.

Your account may be classified as "lost" if first class mailings are returned twice within 30 days as "undeliverable" and the Postal Service is unable to provide any forwarding information. In that event the Fund's transfer agent, at no cost to you will make at least two searches against national data bases to attempt to determine your current address. If we are then still unable to determine your current mailing address, we may deduct from your account the cost of our efforts to find you, as, for example, when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and any other available payment mediums that you use buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

                            VALUATION OF FUND SHARES

For the purpose of determining the aggregate net assets of a Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System (for which market quotations are readily available) are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the closing bid and asked prices on that day. Over-the-counter portfolio securities (other than securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Portfolio securities that are traded both on the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisors. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and asked prices, options are valued within the range of the current closing bid and asked prices if the valuation is believed to fairly reflect the contract's market value.

In most cases, trading in corporate bonds, U.S. government securities, and money market instruments is substantially completed each day at various times before the scheduled close of the Exchange. The values used in computing the net asset value of each Fund is determined as of those times. Occasionally, events which affect the values of these securities occur between the times they are determined and the scheduled close of the Exchange and are therefore not reflected in the computation of the net asset value of a Fund. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board of Directors.

Securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service. In this case, the security's is based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk, and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined by procedures approved by the Board of Directors. With the Board's approval, a Fund may utilize a pricing service to perform any of the above described functions.

                  ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. You may receive two types of distributions from a
Fund:

1. Income dividends. Each Fund receives income in the form of dividends, interest, and other investment-derived income. The total income, less expenses incurred in the Fund's operation, is its net investment income, from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Funds may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Distributions derived from net short-term and net long-term capital gains (after taking into account any capital loss carry forward or post-October loss deferral) may be made annually in December, and reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year as well as any undistributed capital gains from the prior fiscal year. Each Fund may make more than one capital gain distribution in any year or adjust the timing of these distributions for operational or other reasons.

TAXES. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Board of Directors reserves the right to alter a Fund's qualified status as a regulated investment company if this is deemed more beneficial to the shareholders. If the Board elected to take such action, that individual Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains. In either case, distributions to shareholders are taxable to the extent of the Fund's available earnings and profits.

In addition to the limitations discussed below, all or a portion of the income dividends paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally dividends from U.S. domestic corporations stock which is not debt-financed by the Fund and is held for a minimum period) is less than 100% of its distributable income, then the amount of income dividends paid to corporate shareholders which is eligible for such deduction may not exceed the aggregate amount of qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by each Fund in the Company's annual report to shareholders.

Corporate shareholders should note that income dividends and distributions paid by a Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Fund as a dividend will not qualify for the dividends-received deduction. Corporate shareholders should also note that the availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless Fund shares have been held (or deemed held) for more than 45 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in shares of a Fund. Corporate shareholders whose investment in a Fund is "debt-financed" for tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction. The entire income dividend and capital gain distribution, including the portion which is treated as a deduction, may be included in the tax base on which the alternative minimum tax is computed. Under certain circumstances, this may also result in a reduction in the shareholder's tax basis in its Fund shares, if the shares have been held for less than two years.

The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, and at least 98% of its capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund). These amounts must be distributed to you by December 31 of each year in order to avoid the imposition of a federal excise tax. For tax purposes, under these rules those capital gain distributions that are declared in October, November, or December but for operational reasons may not be paid to you until the following January, will be treated as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare any such capital gain distributions in December and to pay them in either December or January in order to avoid the imposition of this tax. Each Fund does not guarantee, however, that its capital gain distributions will be sufficient to avoid any or all federal excise taxes.

For federal and state income tax purposes, redemptions of a Fund's shares and exchanges of shares of one Fund for those of another. For most shareholders, gain or loss will be an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares of a Fund will be disallowed to the extent that other shares of the Fund are purchased (through reinvestment of income dividends, capital gain distributions or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares repurchased. All or a portion of the sales charge incurred in buying shares of a Fund will not be included in the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in another Fund of the Company and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of a Fund's shares.

A Fund's investment in options and futures contracts, including any stock options, stock index options, stock index futures, and options on stock index futures are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures, and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These Section 1256 positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts, and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of its shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a Fund.

When a Fund holds an option or other contract that substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

In order for each Fund to qualify as a regulated investment company, at least 90% of each Fund's annual gross income must consist of dividends, interest, and certain other types of qualifying income. Foreign exchange gains earned through a Fund's investment in stock or securities, as well as options or futures based on those stocks or securities, is considered qualifying income for purposes of this 90% limitation.

The Funds may be subject to foreign withholding taxes or other foreign taxes on income (including capital gains) on certain of its foreign investments, thus reducing the return on those investments. In any year in which a Fund qualifies, it may elect to allow certain shareholders to take a credit or a deduction for their shares of qualified foreign taxes paid by the Fund in their gross income total. Each shareholder would then include in his or her gross income (in addition to dividends actually received) his or her share of the amount of qualified foreign taxes paid by the Fund. If this election is made, the Fund will notify its shareholders annually as to their share of the amount of qualified foreign taxes paid and the foreign source income of the Fund.

                           PERFORMANCE INFORMATION

From time to time, each Fund may state its average annual and cumulative total returns in advertisements and sales literature. SUCH PERFORMANCE DOES NOT REPRESENT THE ACTUAL EXPERIENCE OF ANY PARTICULAR INVESTOR, AND IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURN. Each Fund computes its average annual total return according to the following formula prescribed by the SEC:

                    n
                 P(l+T) = ERV

   Where:

         P = a  hypothetical  initial  investment  of $1,000
         T = average  annual  total return
         n = number of years
       ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Average annual total return calculations reflect the deduction of a maximum front-end sales charge, where applicable, from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. [In calculating the ending redeemable value for Class A Shares and assuming complete redemption at the end of the applicable period, the maximum 4.75% sales charge is deducted from the initial $1,000 payment and, for Class B Shares, the applicable CDSC imposed upon redemption of Class B Shares held for the period is deducted.] The calculations do not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed. Each Fund may also show average annual total return calculations.

CUMULATIVE TOTAL RETURN. Each Fund may also quote its cumulative total return in advertisements and sales literature. Each Fund computes cumulative total return in a manner similar to that used to average annual total return, except that it will not annualize the results. The SEC has not prescribed a standard formula for computing cumulative total return. The Funds calculate cumulative total return according to the following formula:

                 C = (ERV/P) -1

   Where:

         P = a hypothetical  initial  investment of $1,000
         C = cumulative  total return
       ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Cumulative total return calculations also reflect the deduction of a maximum front-end sales charge from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. The calculations do not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed.

OTHER PERFORMANCE QUOTATIONS. Each Fund may, from time to time, quote average annual and cumulative total returns using different assumptions about applicable sales charges.

VOLATILITY. Occasionally, a Fund may include in advertisements and sales literature statistics that show the volatility or risk of an investment in the Fund, as compared to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market, as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation measures the variability of net asset value or total return of a Fund around an average over a specified period of time. The greater the standard deviation, the greater the assumed risk in achieving performance.

                              PERFORMANCE COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objectives, advertisements and sales materials about a Fund may discuss certain measures of performance as reported by various financial publications. These materials also may compare a Fund's performance to that of other investments, indices, performance rankings, averages and other information prepared by recognized mutual fund statistical services. In addition, advertisements and sales literature for each Fund may discuss certain performance information set out in the various financial publications listed below.

1. Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

2. Standard & Poor's 500 Stock Index or its component indices an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

3. The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

4. Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

5. Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure of total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

6. CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

7. Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity Fund.

8. Value Line Index - an unmanaged index which follows the stock of approximately 1,700 companies.

9. Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

10. Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

11. Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

12. Russell 3000 Index - composed of 3,000 large U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market. The average market capitalization (as of May 1995) is $1.74 billion.

13. Russell 2000 Small Stock Index - consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The average market capitalization (as of May 1995) is $288 million.

14. Stocks, Bonds, Bills, and Inflation, published by Lbbotson Associates-historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

15. Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its class.

Advertisements also may compare a Fund's performance to the return on certificate of deposits ("CDs") or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. Government. An investment in a Fund is not insured by any federal, state or private entity.


                              FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Funds directly at:


             The Monument Funds Group, Inc.
             7920 Norfolk Avenue, Suite 500
              Bethesda, Maryland 20814

The books of each Fund will be audited at least once each year by Deloitte & Touche LLP, of Princeton, New Jersey.

The Fund's audited financial statements and notes thereto for the year ended October 31, 1999 and the unqualified report of Deloitte & Touche LLP, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 annual report to shareholders (the "Annual Report"). An investor may obtain a copy of the Annual Report free of charge by writing to the Fund or calling (888) 420-9950.



PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

         (a)      (1)      Articles of Incorporation  of the
                           Registrant are herein incorporated by
                           reference to the Registrant's Initial
                           Registration from the Statements on
                           Form N-1A (File Nos. 333-26233 and 811-
                           8199)filed with the Securities and
                           Exchange Commission (the "SEC") on
                           April 30, 1997.  Articles Supplementary
                           of the Registrant are herein incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on
                           Form N-1A (File Nos. 333-26233 and 811-
                           8199) as filed with the SEC on October 21, 1997.

                  (2) Articles Supplementary of the Registrant creating the Monument Internet Fund are herein incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A File Nos. 333-26233 and 811-8199) as filed with the SEC on November 3, 1998.

                  (3) Articles Supplementary of the Registrant adding classes of shares to the series of the Registrant is incorporated by reference to Exhibit
                           23(a)(3) of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and
                           811-8199) as filed with SEC on August 3, 1999.

         (b) By-Laws of the Registrant are incorporated by reference herein to the Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) filed with the SEC on April
               30, 1997.

         (c)      Not Applicable.

         (d)      (1)      Investment Advisory Agreement dated
                           October 20, 1997 between Monument
                           Advisors, Ltd. and the Registrant
                           is herein  incorporated by reference to
                           Pre-Effective Amendment No. 2 to
                           Registrant's Registration Statement on Form
                           N-1A (File Nos. 333-26233 and 811-8199)
                           as  filed  with the SEC on December 22,
                           1997.

                  (2) Amendment to Schedule A of the Investment Advisory Agreement dated October 20, 1997 between Monument Advisors, Ltd. and the Registrant is herein incorporated by reference to Post-Effective Amendment
                           No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-
                           8199) as filed with the SEC on November 3, 1998.

         (e)   (1)         Distribution Agreement dated November 27,
                           1997 between Monument Distributors, Inc. and the Registrant is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on
                           Form N-1A (File Nos. 333-26233 and 811-8199)
                           as filed with the SEC on December 22, 1997.

                (2) Amendment to the Distribution Agreement dated November 27, 1997 between Monument Distributors, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as
                           filed with the SEC on November 3, 1998.

         (f)      Not Applicable.

         (g)      (1)      Custody Agreement dated October 15, 1998
                           between Star Bank, N.A. and the Registrant is incorporated by reference to Post
                           Effective Amendment No. 5 to Registrant's
                           Registration Statement on Form N-1A File
                           Nos. 333-26223 and 811-8199 as filed with
                           the SEC on April 15, 1999.


         (h)      (1)      Transfer Agency  Service  Agreement dated
                           October 1, 1998 between Fund Services, Inc.
                           and the Registrant is herein incorporated by reference to Post-Effective Amendment
                           No.  3 to Registrant's Registration
                           Statement on Form N-1A  (File Nos.
                           333-26233 and 811-8199) as filed with
                           the SEC on November 3, 1998.

                  (2) Administrative Services Agreement dated October 20, 1998 between Commonwealth Shareholder Services, Inc. and the
                           Registrant is herein incorporated by
                           reference to Post-Effective Amendment No.
                           3 to Registrant's Registration Statement on Form N-1A (file Nos. 333-26233 and 811-8199) as filed with the SEC on November 3, 1998.

                  (3)      Accounting Services Agreement between
                           Commonwealth Fund Accounting and the
                           Registrant is herein incorporated by
                           reference to Post Effective Amendment
                           No. 3 to Registrant's Registration Statement
                           On Form N-1A (File Nos. 333-26233 and 811-8
                           8199 as filed with the SEC on November 3, 1998.

                  (4)      Expense Limitation Agreement dated May 1,
                           1999 between Monument Advisors, Ltd. and Monument Series Fund, Inc. is incorporated by reference to Exhibits 23(h)4 of
                           Post-Effective Amendment No. 6 to the
                           Registrant's Registration Statement on Form
                           N-1A (File Nos. 333-26233 and 811-8199) as
                           filed with SEC on August 3, 1999.  Revised
                           Schedule A to the Expense Limitation
                           Agreement is filed herewith as Exhibit
                           23(h)(4).

        (i) Opinion and Consent of Counsel as to the legality of the securities being registered is filed herewith as Exhibit 23(i).

        (j) Consent of Independent Accountants is filed herewith as Exhibit 23(j).

        (k)      Not Applicable.

        (l)     (1)     Subscription  Agreement, dated November 17,
                        1997, by and between Monument Series Fund,
                        Inc. and The Monument Group, Inc. is herein incorporated by reference to Pre-Effective
                        Amendment No. 2 to Registrant's Registration
                        Statement on Form N-1A (File Nos. 333-26233 and
                        811-8199) as filed with the SEC on December 22, 1997.

                 (2) Subscription Agreement, dated December 11, 1997, by and between Monument Series Fund,
                        Inc. and The Monument Group, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                 (3) Subscription Agreement, dated December 12, 1997, by and between Monument Series Fund,
                        Inc. and The Monument Group, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                 (4) Subscription Agreement, dated November 26, 1997, by and between Monument Series Fund,
                        Inc. and David A. Kugler is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as
                        filed with the SEC on December 22, 1997.

                 (5) Subscription Agreement, dated November 21, 1997, by and between Monument Series Fund, Inc. and Herbert Klein, III is herein incorporated by reference to Pre-Effective Amendment No.2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as
                        filed with the SEC on December 22, 1997.

                 (6) Subscription Agreement, dated December 5, 1997, by and between Monument Series Fund,
                        Inc. and Herbert Klein, III is herein
                        incorporated by reference to Pre-Effective
                        Amendment No. 2 to Registrant's Registration
                        Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                 (7) Subscription Agreement, dated November 18, 1997, by and between Monument Series Fund, Inc. and John H. Vivadelli is herein incorporated by reference to Pre- Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                 (8) Subscription Agreement, dated November 18, 1997, by and between Monument Series Fund,
                        Inc. and John B. Siewers, II is herein
                        incorporated by reference to Pre-Effective
                        Amendment No. 2 to Registrant's Registration
                        Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                 (9)    Subscription Agreement,  dated November 24,
                        1997, by and between Monument Series  Fund,
                        Inc. and Francine and Brian Carb is herein incorporated by reference to Pre-Effective
                        Amendment No. 2 to Registrant's Registration
                        Statement on Form N-1A (File Nos. 333-26233 and 811-8199)as filed with the SEC on December 22, 1997.

                (10) Subscription Agreement, dated November 25, 1997, by and between Monument Series Fund, Inc. and Richard E. and Sarah H. Collier is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                 (11) Subscription Agreement, dated November 26, 1997, by and between Monument Series Fund,
                        Inc. and G. Frederic White, III is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                 (12)   Subscription Agreement, dated December 2,
                        1997, by and between Monument Series Fund,
                        Inc. and Victor H. Dates is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form
                        N-1A (File Nos.333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                 (13) Subscription Agreement, dated December 3, 1997, by and between Monument Series Fund, Inc. and Heather and Thomas Young is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-2633 and 811-8199) s filed with the SEC on December 22, 1997.

                (14) Subscription Agreement, dated December 5, 1997, by and between Monument Series Fund, Inc. and Janine and Jeff Coyle is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                (15) Subscription Agreement, dated December 5, 1997, by and between Monument Series Fund, Inc. and Paul E. Raposo is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as
                        filed with the SEC on December 22, 1997.

                (16)    Subscription  Agreement, dated  December  5,
                        1997,  by  and between Monument Series Fund,
                        Inc. and Lynda F. Williams is herein
                        incorporated by reference to Pre-Effective
                        Amendment No. 2 to Registrant's Registration
                        Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                (17) Subscription Agreement, dated December 5, 1997, by and between Monument Series Fund, Inc. and Jason Alexander is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as
                        filed with the SEC on December 22, 1997.

                (18) Subscription Agreement, dated December 10, 1997, by and between Monument Series Fund,
                        Inc. and Alexander C. Cheung is herein
                        incorporated by reference to Pre-Effective
                        Amendment No. 2 to Registrant's Registration
                        Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

                (19) Subscription Agreement, dated December 11, 1997, by and between Monument Series Fund, Inc. and George DeBakey is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as
                        filed with the SEC on December 22, 1997.

         (m)     (1)    Distribution Plan pursuant to Rule 12b-1 to
                        Pre-Effective Amendment No. 2 to Registrant's
                        Registration Statement on Form N-1A (File Nos.
                        333-6233 and 811-8199) as filed with the SEC on December 22, 1997.

                 (2) Amended Distribution Plan pursuant to Rule 12b-1 dated September 9, 1998 is herein incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on November 3, 1998.

         (n) Rule 18f-3 Multiple Class Plan relating to Class A, Class B and Class Y is filed herewith as Exhibit 23(n)(1).

         (o)     Not Applicable.

         (p) Powers of Attorney of Francine Carb, Victor Dates, George DeBakey, G. Frederic White, III and Rhonda Wiles-Roberson are incorporated by reference to Exhibits 23(p) 1 through 5 of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with SEC on August 3, 1999.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

      Under Section 2-418 of Maryland General Corporation Law, a corporation may indemnify certain Directors, officers, employees, or agents. Consistent with Maryland law, Article Seventh of Registrant's Articles of Incorporation ("Articles") permits it to indemnify its Directors and officer to the fullest extent permitted by law. In addition, Section 10 of Registrant's By-Laws permits it to insure and indemnify its Directors, officers, employees and agents to the fullest extent permitted by law. The above-cited provisions of Registrant's Articles and By-Laws, which were filed with the initial filing of this Registration Statement, are incorporated by reference into this Item.

      The Registrant has entered into agreements with various service providers, pursuant to which Directors, offices and employees of the Registrant have been indemnified, to the extent permitted by applicable law. These agreements have been filed as exhibits to this Registration Statement, and are hereby incorporated by reference into this Item to the extent necessary.

     Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "1933 Act") may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

     Monument Advisors, Ltd., ("Advisors"), the Registrant's investment adviser, located 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, acts as manager or adviser to qualified individuals, retirement plans, charitable foundations and trusts. David A. Kugler is an officer of Advisors. Mr. Kugler was an account executive for Paine Webber, Inc., located at 100 East Pratt Street, Baltimore, Maryland 21202, from September 1994 through January 1997. Mr. Kugler now serves as President of The Monument Group, Inc., Monument Distributors, Inc., and the Registrant, in addition to Advisors. The principal business address for each of the Monument entities listed above is identical to that of Advisors.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a)      None

         (b)

Name and Principal      Position and Office     Positions and
Business Address        with Underwriter        Offices with Fund

David A. Kugler         President,              Chairman, President
7920 Norfolk Avenue     Treasurer and           and Treasurer
Suite 500               Director
Bethesda, MD 20814

(c)      Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      The accounts, books or other documents of the Registrant required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

         (a) Shareholder account records (including share ledgers, duplicate confirmations, duplicate account statements and applications (forms)of the Registrant are maintained by its transfer agent, Fund Services, Inc., at 1500 Forest Avenue, Suite 111, Richmond, VA. 23229.

         (b)      Investment  records including  research  information,  Records
                  relating  to  the   placement   of   brokerage   transactions,
                  memorandums    regarding   investment    recommendations   for
                  supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, certain records and compliance records concerning investment recommendations of the Monument Series Fund, Inc. are maintained at the series' investment advisor, Monument
                  Advisors, Ltd., at 7929 Norfolk Avenue, Suite 500,
                  Bethesda, Maryland 20814.

         (c) Accounts and records for portfolio securities and other investment assets, including cash, are maintained in the custody of the Registrant's custodian bank, Star Bank, N.A., 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

         (d) Accounting records, including general ledgers, supporting ledgers, pricing computations, etc. are maintained by the Registrant's accounting services agent, Commonwealth Fund Accounting, 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

         (e) Administrative records, including copies of the charter, by-laws, agreements, and reports, certain shareholder communications, etc., are kept by the Registrant's Administrator, Commonwealth Shareholder Services, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

         (f) Records relating to distribution of shares of the Registrant are maintained by the Registrant's distributor, Monument Distributors, Inc. at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814

ITEM 29. MANAGEMENT SERVICES

         There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 30. UNDERTAKINGS.

         The  Registrant  undertakes to furnish each person to whom a prospectus
is  delivered  with  a  copy  of  the  Registrant's   latest  annual  report  to
shareholders, upon request and without charge.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 7 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated below.

(Signature)                    (Title)                       (Date)

/s/David A. Kugler            President and Director     January 18, 2000
David A. Kugler


            *                 Director                   January 18, 2000
Francine F. Carb


            *                 Director                   January 18, 2000
Victor Dates


            *                 Director                   January 18, 2000
George DeBakey


            *                 Director                   January 18, 2000
G. Frederic White, III


            *                 Director                   January 18, 2000
Rhonda Wiles-Roberson


*By ___________________
David A. Kugler
(Attorney-in-Fact)




Exhibit No.         EXHIBIT INDEX                      EDGAR
EXHIBIT #
-----------------------------------------------------------------------------

Exhibit 23(h)(4)     Revised Schedule A to Expense
                     Limitation Agreement                 Ex.99.85.1

Exhibit 23(i)       Opinion and Consent of Counsel        Ex.99.85.2

Exhibit 23(j)       Consent of Independent Accountants    Ex.99.85.3

Exhibit 23(n)       18f-3 Plan                            Ex.99.85.4

Exhibit 27.1        Financial Data Schedule               Ex.99.85.6
                    Monument Medical Sciences Fund

Exhibit 27.2        Monument Telecommunications Fund      Ex.99.85.7

Exhibit 27.3        Monument Internet Fund                Ex.99.85.8


                                                     Exhibit 23(h)(4)


                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                                 October 1, 1999


This Agreement relates to the following Portfolios of the Fund:



                                        Maximum Operating
                                              Expense Limit
                                        (as a percentage of
Name of Portfolio                       average net assets)
---------------------------      -------------------

Monument Telecommunications Fund (formerly Washington Aggressive
Growth Fund)

       Class A Shares            1.90%
       Class B Shares            2.40%


Monument Medical Sciences Fund

       Class A Shares            1.90%
       Class B Shares            2.40%





                                                        Exhibit 23(i)

                                January 11, 2000


                        Opinion and Consent of Counsel


Monument Series Fund, Inc.
7920 Norfolk Avenue
Suite 500
Bethesda, Maryland  20814

Ladies and Gentlemen:

      This opinion is given in connection with the filing with the Securities and Exchange Commission ("SEC") by Monument Series Fund, Inc., a Maryland corporation ("Company"), of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended ("1933 Act") and Amendment No. 9 under the Investment Company Act of 1940 ("1940 Act") (File Nos. 333-26223 and 811-8199) relating to Class A, Class B and Class Y shares of beneficial interest, at a par value of $.001 per share, of three separate series of the Trust: (i) Monument Medical Sciences Fund; (ii) Monument Telecommunications Fund; and (iii) Monument Internet Fund. The authorized shares of beneficial interest of the Portfolios are referred to in this opinion as the "Shares."

      This firm has examined the following documents: Articles of Incorporation; Articles of Amendment; By-Laws; Registration Statement on Form N-1A filed on April 30, 1997; Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on October 21, 1997; Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on December 27, 1997; Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 12, 1998; Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 29, 1998; Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on November 3, 1998; Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on March 1, 1999; Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on April 15, 1999; Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on August 3, 1999; and Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A to be filed on or about January 14, 2000; pertinent provisions of the laws of the State of Maryland; and such other corporate records, certificates, documents and statutes that this firm has deemed relevant in order to render the opinion expressed in this letter.

      Based on the examination, this firm is of the opinion that:

      1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and

      2. The Shares to be offered for sale by the Company, when issued in the manner contemplated by the Registration Statement, as amended, will be legally issued, fully-paid and non-assessable.

      This letter expresses the firm's opinion as to the Maryland General Corporation Law, governing matters such as the due organization of the Company and the authorization and issuance of the Shares, but does not extend to the securities or "Blue Sky" laws of Maryland or to federal securities or other laws.

      This firm consents to the use of this opinion as an exhibit to the Registration Statement, as amended.

                                          Very truly yours,



                                          BETH-ANN ROTH, P.C.

                                                        Exhibit 23(j)

CONSENT OF INDEPENDENT AUDITORS


Monument Series Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 333-26223 of our auditors' reports included in the Annual Reports to Shareholders for the year ended October 31, 1999 and to the reference to us under the caption "Financial Highlights Information" appearing in the Prospectus, which is a part of such Registration Statement.




DELOITTE & TOUCHE LLP
Princeton, New Jersey
January 13, 2000



                                                  Exhibit 23(n)



                                   RULE 18f-3
                               MULTIPLE CLASS PLAN


      WHEREAS, Monument Series Fund, Inc., a Maryland corporation (the "Corporation"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act");

      WHEREAS, the Corporation is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares (each series is hereinafter individually referred to as a "Fund" and collectively, the "Funds");

      WHEREAS, the Corporation, on behalf of the Funds listed on Schedule A, as such Schedule A may be amended from time to time, desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act ("Plan");

      WHEREAS, the Corporation, on behalf of the Funds, employs Monument Advisors, Inc. ("the Advisor") as its investment adviser; Commonwealth Shareholder Services, Inc. ("the Administrator") as its administrator; and Fund Services, Inc.("the Transfer Agent") as its transfer agent; and Monument
Distributors, Inc. (the "Distributor") as distributor of the securities of the Funds; and

      WHEREAS, the Board of Directors of the Corporation, including a majority of the Directors of the Corporation who are not "interested persons", as defined in the 1940 Act, of the Corporation, the Advisor, or the Distributors
("Independent Directors") have found the Plan, as proposed, to be in the best interests of each class of shares individually, each Fund, and the Corporation as a whole;

      NOW, THEREFORE, the Corporation, on behalf of the Funds, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1.         Features of the Classes.  Each of the Funds shall  offer,  at the discretion of the Board and as indicated on Schedule A, up to three classes of shares: "Class A Shares," "Class B Shares," and "Class I Shares." Shares of each class of a Fund shall represent an equal pro rata interest in such Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below;
           (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class different from the interests of any other class. In addition, Class A, Class B, and Class I Shares of a Fund shall have the features described in Sections 2, 3, and 4 below.



      2.   Distribution Fee Structure.


(a)       Class A  Shares.  Class A Shares of a Fund  shall be  offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the then-current prospectus. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Funds, the Corporation has adopted a distribution plan ("Distribution Plan"), as amended.
           The   Distribution   Plan  authorizes  a  Fund  to  make
           payments for distribution services at an annual rate of up to .50% of the average daily net assets of a Fund's Class A Shares. Class A Shares of a Fund may be exchanged for Class A Shares of another Fund of the Company.

(b)   Class B  Shares.  Class B Shares of a Fund  shall be  offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another Fund of the company. Class B Shares of a Fund will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. The conversions will be effected at the relative net assets values per share of the two classes. Class B Shares pay a Rule 12b-1-service fee of up to .50% (annualized) of the average daily net assets of a Fund's Class B Shares, as described in the Distribution Plan, as amended. Brokers, dealers and other institutions may maintain
           Class B shareholder accounts and provide personal services to Class B shareholders. Services related to the sale of Class B Shares may include, but not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Company's distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Company's distributor or brokers, dealers and other institutions; overhead and other office expenses of the Company's distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Company's distributor unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (a) the expenses of operating the Company's distributor's offices in connection with the sale of the Class B Shares of the Funds, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities, (b) the costs of client sales seminars and travel related to distribution and sales support activities, and (c) other expenses relating to distribution and sales support activities.

(c) Class I Shares. Class I Shares of a Fund shall be offered at their then-current NAV without the imposition of an
           initial  sales  charge,   CDSC,   asset-based  sales  or
           service fee under the Distribution Plan (discussed above). Class I Shares are only offered to certain investors meeting the minimum investment as described in the then-current prospectus offered to Class I Share investors.

      3.   Allocation of Income and Expenses.


      (a) The net asset value of all outstanding shares representing interests in a Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of each Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Fund's transfer agent. To the extent practicable, certain expenses, (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Fund's transfer agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

(1) Expenses incurred by the Corporation (for example, fees of Directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular Fund or class of shares of such Fund ("Corporation Level Expenses"); and

(2) Expenses incurred by each Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Class Expenses. Expenses attributable to a particular class ("Class Expenses") shall be limited to: (i) payments made pursuant to the Distribution Plan; (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (v) litigation or other legal expenses relating solely to one class; and (vi) directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Corporation has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 ("Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Corporation Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Corporation in light of the requirements of the 1940 Act and the Code.

      4. Exchange Privileges. The Class A, Class B, and Class I Shares of a Fund may be exchanged at their relative NAVs for: (i) Class A, Class B, or Class I Shares within the same Class of another Monument Series Fund or (ii) if the Monument Series Fund does not have multiple classes of shares, the existing shares of another Monument Series fund. Purchases of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

      5. Conversion Features. Class B shares of the Fund will automatically convert to Class A shares of the respective Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund. Class A or Class I Shares will not have conversion features.

      6. Quarterly and Annual Report. The Directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under the Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duties.

      7.   Waiver or  Reimbursement  of  Expense.  Expenses  may be

waived  or  reimbursed  by the  Advisor  or any other  provider  of
services  to  the  Funds   without   the  prior   approval  of  the
Corporation's Board of Directors.

      8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both (a) the Directors of the Corporation and
(b) those Directors of the Corporation who are not "interested persons" of the Corporation, the Advisor, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

      9.   Material  Modifications.  This  Plan may not be  amended

to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

      10. Limitation of Liability. The Directors and the shareholders of the Funds shall not be liable for any obligations of the Funds under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Funds in settlement of such right or claim and not to such Directors or shareholders.

      IN WITNESS WHEREOF, the Corporation, on behalf of the Funds, has adopted this Multiple Class Plan effective as of the 7th day of August, 1999.

                               Monument Series Fund, Inc.



                               By:  David A. Kugler
                               Title:     President

                                   SCHEDULE A

      The Funds of the Corporation currently subject to this Multiple Class Plan are as follows:

                                            Date of Addition
            Fund/Class                 to this Multiple Class Plan

      Monument Internet Fund                 August 7, 1999
           *  Class A
           *  Class B
           *  Class I
  Monument Medical Sciences Fund             August 7, 1999
           *  Class A
           *  Class B
           *  Class I

 Monument Telecommunications Fund            August 7, 1999
                        *  Class A
                        *  Class B
                        *  Class I